Exhibit 10.2

CONVERSION NOTICE

March 29, 2012

Reference is made to the Credit Agreement dated as of October 9, 2007 (as modified, amended, supplemented or restated and in effect from time to time, the “Credit Agreement”) by and among, among others, Guitar Center, Inc. (the “Lead Borrower”), the guarantors party thereto from time to time, the lenders party thereto from time to time and JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”) and as collateral agent (in such capacity the “Collateral Agent”, and collectively with the Administrative Agent, the “Agents”) for its own benefit and the benefit of the other Secured Parties. Capitalized terms used herein and not defined herein shall have the meanings assigned to such terms in the Credit Agreement.

Pursuant to Section 2.28 of the Credit Agreement, the undersigned Lender desires to convert its $20,000,000 Non-Extended Commitment into an Extended Commitment.

[  ] Check if Lender is a Reducing Lender.

UPS CAPITAL CORPORATION, as
Lender

		By:	/s/ William H. Talbot
		Name:	William H. Talbot
		Title:	Director of Portfolio

Accepted this 29th day
of March, 2012

GUITAR CENTER, INC., as Lead Borrower

By:	/s/ Michael Pendleton
Name:	Michael Pendleton
Title: VP & General Counsel